Exhibit 32.1

WINGS & THINGS, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Wings & Things, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.	the quarterly report on Form 10-Q of Wings & Things, Inc. for the quarter ended March 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Wings & Things, Inc.

Date: May 11, 2015	By:	/s/ Greg L. Popp
Greg L. Popp
Principal Executive Officer
Principal Financial Officer